Listing Report:Supplement No. 33 dated Aug 18, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 335289
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 21.48%	Starting monthly payment:	$185.82

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1985	Debt/Income ratio:	22%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$79,989	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	lonellc	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	25 ( 100% )	700-720 (Latest)
Principal borrowed:	$28,600.00	< mo. late:	0 ( 0% )	680-700 (Jun-2007) 760-780 (Mar-2007) 700-720 (Nov-2006)
Principal balance:	$9,125.52	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
expand real estate business
Purpose of loan:
This loan will be used to?
This will be used for passive online investment earning 6 % a week
My financial situation:
I am a good candidate for this loan because?
I have proved to the prosper community that I pay off my loans and use the money for well planned investment opportunities

Monthly net income: $ 10,000

Monthly expenses: $
??Housing: $ 2500
??Insurance: $ 40
??Car expenses: $ 20
??Utilities: $ 250
??Phone, cable, internet: $ 130
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1600
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 393209
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.92%	Starting borrower rate/APR:	32.92% / 34.52%	Starting monthly payment:	$220.33

Auction yield range:	11.23% - 31.92%	Estimated loss impact:	10.81%
Lender servicing fee:	1.00%	Estimated return:	21.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1992	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$19,732	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ki	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	16 ( 100% )	720-740 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008) 620-640 (Nov-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Repairs for Rental Property
Purpose of loan:
I own a home, free and clear, and would like to rent it out.? However, it needs about $10K in repairs, I have an estimate and a contractor ready to do the work.? I currently have $5K saved and will have the remaining $5K in a few months, but...? the home has been broken into since it's been vacant and will most likely incur more damage the longer it sits empty.? Therefore, I am requesting a loan in order to repair the home now rather than later, and get a tenant moved in by early September.? I have been in contact with a charity that helps single mothers get back on thier feet, helping them with housing expenses, etc. and they have people available to rent this home for $750/mo.

My financial situation:
I am a real estate agent and have consistently made $40K-$60K per year for the past 9 years.? I have several contracts with banks dealing with REO's so I have a pretty steady income with real estate.? I teach group fitness classes and do fee based reports for my bank clients, making approx. $1200/mo. in addition to my real estate income.? I have another rental property that I've successfully rented for 4 years, so I know the landlord business.? (Since I just break even on?the other rental?I will not include it in my income or expenses.)?? I?do?not use?credit cards, I pay cash for everything.? I used Prosper once before to pay off a delinquent credit card, the amount due Prosper has been paid in full.? In regards to my monthly net below - since I am mostly commission, I budget $4K per month and anything extra goes to savings for slow months or unexpected expenses.? I have the ability to repay the requested loan with or without rental income from the property.

Monthly net income: $?4000?

Monthly expenses: $?3000
??Housing: $?800
??Insurance: $?200
??Car expenses: $ 500
??Utilities: $?200
??Phone, cable, internet: $?200
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $?50
??Other expenses: $ 350 misc. real estate expenses
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417459
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,400.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$334.75

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1996	Debt/Income ratio:	48%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	13y 0m
Amount delinquent:	$1,719	Revolving credit balance:	$13,239	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	jds780	Borrower's state:	Georgia	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	37 ( 100% )	640-660 (Latest)
Principal borrowed:	$9,001.00	< mo. late:	0 ( 0% )	640-660 (Feb-2008) 640-660 (Dec-2007) 660-680 (Nov-2007) 680-700 (Jul-2006)
Principal balance:	$3,668.28	1+ mo. late:	0 ( 0% )
Total payments billed:	37
Description
Consolidating Debt
Thank you for looking at my loan request, whether you choose to help me fund this loan request or not.?This loan will be used to consolidate as much of my remaining debt as possible. I have?had 2 other loans with Prosper in the past?5 years. I paid the first off early and?have had?no problems with the second. It will be paid off in March 2011 or before.??As you can see from my credit history, I have had my problems.? I have worked as hard as possible to pay down debt but I?know that my credit history will be a big factor in this loan request.??My monthly income is $3869.00 and my spouses income is $2200.00 per month.The following is a list of creditors?I wish to consolidate with this Prosper loan.?

Capital One Mastercard?????????????$1000.00?????????? Capital One??MC???????????????????$850.00
Home Depot?????????????????????????????$600.00????????????? Sears?????????????????????????????????$600.00
HSBC Visa?????????????????????????????? $950.00????????????? Beneficial Personal Loan???? $3400.00

THank you again.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420375
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,750.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$206.88

Auction yield range:	17.23% - 31.00%	Estimated loss impact:	26.82%
Lender servicing fee:	1.00%	Estimated return:	4.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1996	Debt/Income ratio:	38%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$13,733	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	duty-safehouse	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Certification Expenses
Purpose of loan:
This loan will be used to?Make a career change. I am currently working as an?insurance/payroll consultant.? I have been working in this industry for the past five years, and want to pursue my passion, which is pilates.???I would like to turn my passion into a business.? The pilates certification is approximately 600 hours and $4,750.? I must obtain this certification in order to work as an instructor in a pilates studio.

My financial situation:
I am a good candidate for this loan because? I have a stable full-time position which will allow me to pursue my career/goals.? Personally, I have no distractions (no kids, no marriage) to interfere with my career goals.? I am a driven-hard worker when it comes to obtaining my goals/business ventures.? Also, I am very responsible with my finances, I have never been late with rent or any other bills.

Monthly net income: $ 3,619.00

Monthly expenses: $
??Housing: $ 500.00
??Insurance: $ 103.00
??Car expenses: $ 592.00
??Utilities: $ 70.00
??Phone, cable, internet: $115.00
??Food, entertainment: $ 350.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 850.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420861
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.98%	Starting borrower rate/APR:	23.98% / 26.27%	Starting monthly payment:	$490.28

Auction yield range:	8.23% - 22.98%	Estimated loss impact:	7.54%
Lender servicing fee:	1.00%	Estimated return:	15.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1989	Debt/Income ratio:	15%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	21 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$274,319	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Debt-Free-in-Three	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This Loan will be used to eliminate a 401K loan that will reorganize my debt.? This Loan will?will be enough to pay off this loan plus a few credit card balances.. This plan has the best cash flow impact and will help me reorganize my debt!

My financial situation:
I am a great candidate for this loan! I have a long standing strong credit history and do not fall behind on my bills.? This will help me control expense with a fixed predictable payment and eliminate high interest credit card payments monthly!? This will enable me attain my goal of becoming debt free over the next few years!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420867
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1999	Debt/Income ratio:	40%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	1y 2m
Amount delinquent:	$37	Revolving credit balance:	$0	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	marketplace-cedar	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Growing my book-selling business
Purpose of loan:
This loan will be used for growing my business of buying used books and reselling them online on Amazon.? Currently it is a side business, but I would like to make it my primary income, realistically earning a monthly income of at least $5,000.

My financial situation:
I am a good candidate for this loan because I pay my bills on time.? I am currently the office manager of a roofing company and earn a secondary income with my book-selling business. I am also a published author of a children's book, receive regular royalties, and am in the process of writing another book. My monthly bills are pretty low, so I won't have a problem making the payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420879
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$513.18

Auction yield range:	17.23% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	14 / 14	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	36	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$11,728	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	mangrove3	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
WANTED!! Debt Consolidation Loan.
Purpose of loan:
This loan will be used to consolidate my 2 credit cards. I will eventually get out of debt on the current course. However, I would love to expedite that by a couple of years. Paying this loan off in 3 years compared to 4-5 years will allow me to save some money on interest and invest that much more in to my 401K etc...
I initally used 4 credit cards to put my self through college. I paid off 2 in 2 years. They were lower in amounts. I 2 left to pay off.
My financial situation:
I am a good candidate for this loan because I am college educated, a christian, a good steward of my finances and have a financial IQ due to the many, many books on debt, and finance knowledge rich books read.I believe that to read and learn is good, but to place in action the things you have learned, is paramount. That is exaclty why I am depending on all of you to help my wife and I by lending us funds while providing a reasonable rate of return back to you.

My credit score is low due to having my credit run while try to find a low rate of interest to finance my truck that is required for my job. The more a person's credit is run within 6 months, the lower your credit score goes.

Monthly net income: $ 9500

Monthly expenses: $
??Housing: $?2500
??Insurance: $ 400
??Car expenses: $?1500 (gas?included) My job requires?that I travel.
??Utilities: $?250
??Phone, cable, internet: $? 120
??Food, entertainment: $ 700
??Clothing, household expenses $ 150
??Credit cards and other loans: $?600
??Other expenses: $ 3000- Tithe and Offering to church and retirement funds.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420903
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$115.22

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	14 / 13	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$67,001	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	rickeyfan	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I need additional operating Capital
Purpose of loan:
This loan will be used to increase my ad spend for my internet business. I currently spend on average $3,000 per month for advertising with gross sales of around $5500 per month. I am looking to double my monthly ad budget which will also double my monthly gross sales to around $11,000 per month.

My financial situation:
I am a good candidate for this loan because I have a proven business model that just needs a little more cash infusion to help increase sales. I can currently pay all financial obligations with my currently monthly sales. Getting this one-time small loan will really help to give me some financial breathing room and possibly help to add an employee to my company. Thanks for the consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420913
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,450.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$316.26

Auction yield range:	17.23% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1990	Debt/Income ratio:	23%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	11y 7m
Amount delinquent:	$0	Revolving credit balance:	$9,513	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	5
Screen name:	checkpix	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,850.00	< mo. late:	0 ( 0% )	600-620 (Feb-2008)
Principal balance:	$1,831.30	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Pay Off Higher Interest Loans
Purpose of loan:
To pay off my higher interest loans. Much of what I pay each month goes to servicing interest.

My financial situation:
I own Checkmate Pictures,?www.CheckmatePictures.comin business for more than 10 years. I just got nominated for my first Emmy Award. I've weathered the worst of the recession. Business is picking up along with my income and credit score. I have paid off my car and edit system. I have showed I'm a very low risk by paying my previous Prosper Loan faithfully every month since 3/2008. I just want to pay down my outstanding debt as soon as I can, which will improve my FICO score.

Monthly Income $4500Monthly expenses: $2850Housing: $1200
Insurance: $300
Car expenses: $200
Utilities: $75
Phone, cable, internet: $100
Food, entertainment: $300
Clothing, household expenses $100
Credit cards and other loans: $500
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420915
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$477.12

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1999	Debt/Income ratio:	27%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	8 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	24	Length of status:	15y 1m
Amount delinquent:	$17,086	Revolving credit balance:	$30,517	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	return-aggregator3	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off bills
Purpose of loan:
This loan will be used to? pay off some bills and have money in the bank in case of emergency.

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 7500

Monthly expenses: $
??Housing: $ 2507
??Insurance: $ 150
??Car expenses: $ 780
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 500
??Clothing, household expenses $ 300
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420919
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	27.27%	Starting borrower rate/APR:	28.27% / 30.62%	Starting monthly payment:	$166.04

Auction yield range:	14.23% - 27.27%	Estimated loss impact:	15.24%
Lender servicing fee:	1.00%	Estimated return:	12.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2002	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$8,047	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	greenback-tulip	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt
Purpose of loan:
This loan will be used to pay off all of my depts and to consolidate them in to one monthly payment. I have slipped into a financial slump due to unexpected hospital bills and moving away from an abusive relationship. I just need the help to get me back on my feet.

My financial situation:
I am a good candidate for this loan because I have worked for Pearle Vision as a marketing associate for a year now and am a very responsible and dependable employee. I have never been in a poor financial situation before and after paying off this loan, I intend to never have a situation like this again. Unfotunately, I have had some unexpected things come up that I could not avoid. Before just recently I had never been late on a payment with a creditor and have always had positive feedback on my credit score.

Monthly net income: $ 1200

Monthly expenses: $
??Housing: $ 665
??Insurance: $?0
?Car expenses: $ 110
Utilities:$ 95
Phone, cable, internet: $ 65
Food, entertainment: $ 85
Clothing, household expenses $
??Credit cards and other loans: $ 115
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420921
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1994	Debt/Income ratio:	97%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$7,490	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	22	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	wendi	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	620-640 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008) 600-620 (May-2008) 640-660 (Jan-2008) 600-620 (May-2007)
Principal balance:	$1,834.08	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Proven Money Maker for you!
I would like to start out for thanking everyone who bid on first loan. I am self-employed?hairstylist. I?have my income shown with ALL deductions.?? Which will explain my higher dtir% ?????????????????????????????????????????????????????????????????????
ABOUT ME
Hello, I have been a hard working hairstylist for the last 14 years. My husband is a manager of a rent-to-own company. We are both?very responsible people and first time parents.

WHAT I WILL DO WITH THIS LOAN
?We will pay?down all of our credit cards?in order to have one monthly payment. We also?will be?using the remainder of the loan to?replace gutters on our home and?much needed smaller repairs to the house.?
I do have a bankruptcy on my credit report. It has been discharged for?five years. I made some bad decisions when I was younger. As you will notice I have been working hard on improving my credit score. We?were able to?buy our first home three years ago.? I can promise I will be as good at paying this loan on time as I am doing on my first, which is paid off in May 2010.OUR BUDGET???????????????????????????????????????????????? TO PAY OFF
Income:?$3000 a month????????????????????????????????? A total of $7000 in credit cards
Husband: $2600 a month?????????????????????????????????????????????????
Prosper loan:$218????????????????????????????????????
House?payment: $1293 ?????????????????????????
Utilities: $400
Cell: $120
Cars: $600 & $520
CC: $340
Food: $200 ?
Ins: $250
Misc: $800??
Doc bills: $75????
Thank you very much for your time. ??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420927
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$148.65

Auction yield range:	11.23% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1994	Debt/Income ratio:	67%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	17 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$54,343	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	economy-duckling	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?
Pay off my credit cards and medical bills.
My financial situation:
I am a good candidate for this loan because?
I have two full time jobs and my income totals $68,500.? My Wife's annual income is $35,000
Monthly net income: $
$8,625 for me and my wife
Monthly expenses: $
??Housing: $1500
??Insurance: $ 300
??Car expenses: $ 1000
??Utilities: $ 300
??Phone, cable, internet: $ 200
??Food, entertainment: $?750
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420933
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1997	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,248	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	authentic-coin	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding
Purpose of loan:
This loan will be used to pay for my wedding to Hawaii.? My fiances parents don't have the money to send us there or pay for any kind of wedding for their daughter.? We have already used all of our funds on the?airfare and hotel, now we need spending and money for the next portion of the hotel.

My financial situation:
I am a good candidate for this loan because I have always payed for my bills in a timely manner and?am in good standing with my creditors.? I have one thing on my credit report that is negative, it's from a college loan, which I payed.? My credit would be in very good standing if it wasn't for that.? We live at home so have no mortage or rental expense.

Monthly net income: $ 3500

Monthly expenses: $?951
??Housing: $ 0
??Insurance: $ 35
??Car expenses: $ 391
??Utilities: $ 0
??Phone, cable, internet: $ 75
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 250
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420935
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	29.05%	Starting borrower rate/APR:	30.05% / 32.43%	Starting monthly payment:	$276.11

Auction yield range:	14.23% - 29.05%	Estimated loss impact:	16.03%
Lender servicing fee:	1.00%	Estimated return:	13.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-2003	Debt/Income ratio:	32%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$11,222	Occupation:	Other
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Invest_GA	Borrower's state:	Georgia	Borrower's group:	Outdoorsmen of America
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 95% )	620-640 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 5% )	660-680 (Sep-2008) 580-600 (Aug-2007) 580-600 (Jun-2007) 580-600 (Jun-2007)
Principal balance:	$2,141.06	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
This "E" pays!!!
This loan will be used to payoff two credit cards.?I will hold this loan for at least 24 months.
?In the event that my rate is not bid down, I will not accept the loan.

?Please click on the red UGA symbol to learn about me.

Bank of America: 29.99%???
Juniper: 27.74%
Mininimum?monthly payments =??????????? $ 296

Prosper (New) Payment =??????????????????????$ 276

My Net Income =???????????????????????????????????? ?$ 2300

Housing:??????????????????????????????????????????????????? $ 520
Utilities:????? ?????????????????????????????????????????????? $ 140
Insurance:???????????????????????????????????????????????? $? 70
Food:???????????????????????????????????????????????????????? $?150
Prosper (Existing)?:????????????????????????????????? $ 242
Credit Cards:??????????????????????????????????????????? $ 380

I have about $800 left after all my bills. I will not have a problem making the new Prosper payment.

Thanks for viewing my listing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420939
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.09%	Starting borrower rate/APR:	19.09% / 21.31%	Starting monthly payment:	$367.02

Auction yield range:	17.23% - 18.09%	Estimated loss impact:	19.01%
Lender servicing fee:	1.00%	Estimated return:	-0.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1998	Debt/Income ratio:	25%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$9,483	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	newyorkmodernist	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,499.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 640-660 (Apr-2008) 640-660 (Jan-2008)
Principal balance:	$4,680.40	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Starting a Business
Purpose of loan:
This loan will be used to kick start the business I am starting. I'm creating two location-based iPhone Apps and will also cross-program the apps for use on BlackBerry and the new Palm Pre. I would be using the cash to pay for programming costs.
I am a good candidate for this loan because I pay all my bills on time, and I already have one Prosper loan (1.5 years in) and have paid my monthly payment on time, every time. In terms of the credit score, it all comes back to the American Express mixup wherein they posted a payment of mine as a "credit" and not as a a "payment." This led to three months of phone calls and even though they told me four separate times they had fixed it, it never got fixed. All three of my American Express cards were then cancelled (I owe nothing on two of them, and just $2,000 on the one in question) and a delinquency was put on my credit report. I am trying my level best to repair this, but it is not fixed yet.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420943
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-2001	Debt/Income ratio:	25%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,285	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	credit-ballet	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for my wedding
Purpose of loan:
This loan will be used to finance?our wedding. We have to pay for everything ourselves because?our parents cannot contribute much at all.?I have been working 4 jobs to try to get up the money but we are running out of time. My fiance works a full?time job and is finishing his degree in Criminal Justice. He's helped as much as he can.?

My financial situation:
I am a good candidate for this loan because all my previous loans are in good standing and paid as agreed.

Monthly net income: $ 1680

Monthly expenses: $
??Housing: $ 300
??Insurance: $?80
??Car expenses: $ 215
??Utilities: $ 150
??Phone, cable, internet: $ 200 (cell phones and cable)
??Food, entertainment: $ 200
??Credit cards and other loans: $?100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420949
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.59%	Starting borrower rate/APR:	25.59% / 27.90%	Starting monthly payment:	$200.36

Auction yield range:	11.23% - 24.59%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1997	Debt/Income ratio:	38%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$14,847	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	kblast	Borrower's state:	NewYork	Borrower's group:	College Graduates with Good Credit Potential
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 91% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 9% )	560-580 (Aug-2008) 540-560 (Jul-2008) 600-620 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Business Debt Consolidation
Purpose of loan:
Pay off high rate revolving balances.?
My financial situation:
I have my own financial services business with a major insurance carrier.? Despite the economic conditions I have maintained 30-40% annual revenue growth for the last three years in the business and my target is to continue this rate of growth even if it means working harder in the current economic climate.? During the first few years in the business, I spent heavily on marketing, which is where the revolving balances came from.? I paid off my first Prosper loan less than a year after origination and I am seeking to transfer another?$5K more of my revolving credit lines to this Prosper installment loan.? This will bring my revolving credit utilization down to below 50% and will bring me a step closer to wiping out existing unsecured debt.

Monthly net income: $ 2800
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 92
??Car expenses: $?0
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $?150
??Clothing, household expenses $?50
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420951
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,360.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$552.62

Auction yield range:	17.23% - 27.00%	Estimated loss impact:	36.07%
Lender servicing fee:	1.00%	Estimated return:	-9.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1994	Debt/Income ratio:	54%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$11,007	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	7
Screen name:	fcash777	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	24 ( 100% )	640-660 (Latest)
Principal borrowed:	$14,775.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 620-640 (Apr-2009) 600-620 (Feb-2008) 600-620 (Jun-2007)
Principal balance:	$4,799.91	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
3rd Prosper loan, was never late!!!
Purpose of loan:
I would like to pay off my current Prosper loan to obtain a lower interest rate and pay off my wedding. Not a High Risk loan. See past prosper payments. My credit is very important to me.

My financial situation:
I currently gross 55,703.00 a year. Monthly is 4658.58 and my wife has a gross income of 55,513.00. We clearly make plenty of money, but would like to pay less in interest. The last 5 1/2 years (since the bankruptcy) I have never been late on any payments and have had perfect credit since. Unfortunately the bankruptcy is keeping my credit score down in the low 600's which is why I'm rated low on this site. I am a safe bet for investors. I have proven this by always paying on time with my past prosper loans and ALL my bills since the bankruptcy in 2003.

I have been in the same field of work for 9 years and love what I do. I have had a great professional relationship with my current jobs CEO and executives for the last 5 years which is why they asked me to come join their team a couple years ago. My job is very stable. Thanks again for your time.

Monthly net income: $
3,450.00 and 3,600.00 from my wife

Monthly expenses: $
??Housing: $ 1555.00
??Insurance: $ 97.00
??Car expenses: $ 769.00? Gas 200.00
??Utilities: $ 120.00
??Phone, cable, internet: $ 99.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 169.00
??Credit cards and other loans: $ 312.00 Prosper, 121.00 American General, and 260.00 for our wedding loan.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420955
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$314.29

Auction yield range:	17.23% - 28.00%	Estimated loss impact:	19.63%
Lender servicing fee:	1.00%	Estimated return:	8.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1992	Debt/Income ratio:	45%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,204	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	109%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	heartpounding-duty	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards and medical
Purpose of loan:
This loan will be used to pay off medical bills and credit card debt that I compiled while out of work due to a medical condition Rhematoid Arthoritis.? I was diagnosed with RA back in 2005, lost my job due to the illness and surgeries?but now I am?resceiving permanent disability income of $2096.00 each month.?Because of t his we did have to file CH7 bankruptcy in 2006 to save our home but that was succesfully discharged. ?My husband lost everything while I was out of work and I truly want to get our bills paid in order for us to have a stress free normal life.? He has stuck by me 110% through my illness and I want to do what ever I can to help him get all my medical bills and credit card bills paid in order for us and our 2 kids to have a healthy financial free life.? We have rebuilt a good bit of credit and currently have no late payments on any of our debts and we currently own (making regulary payments on our home - we do not rent we are buying our house.

My financial situation:
I am a good candidate for this loan because I am a committed person (my word is gold) and I am finally receiving a stable monthly income. Prior to my illness I had perfect credit. My goal is to become debt free over the next 2 years.? My husband is a teacher and we both need this small loan to overcome financial stress, and to better provide for our 2 childres who are 5 and 6 years old.? My husband pays the majority of our monthly bills but my medical bills and credit card balances make it impossible to get ahead.? I truly will appreciate all considerations and those willing to help us.

Monthly net income: $ 2096.00 (mine)

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 397.11
??Utilities: $?0
??Phone, cable, internet: $ 150.00
??Food, entertainment: $?150.00
??Clothing, household expenses $100
??Credit cards and other loans: $?400
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420967
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,200.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	28.07%	Starting borrower rate/APR:	29.07% / 31.43%	Starting monthly payment:	$260.05

Auction yield range:	14.23% - 28.07%	Estimated loss impact:	15.28%
Lender servicing fee:	1.00%	Estimated return:	12.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2004	Debt/Income ratio:	21%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$6,224	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	a-excellent-loan	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off My High Interest Credit
Purpose of loan:
This loan will be used to pay off my last high interest credit card.

My financial situation:
I am a good candidate for this loan because I moved back home with my parents, and will have the extra income savings to pay down this loan.

Monthly net income: $

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 0
??Car expenses: $ 625
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 350
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421009
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.50%	Starting borrower rate/APR:	15.50% / 17.68%	Starting monthly payment:	$349.11

Auction yield range:	14.23% - 14.50%	Estimated loss impact:	14.62%
Lender servicing fee:	1.00%	Estimated return:	-0.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1982	Debt/Income ratio:	24%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,555	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	revenue-framework1	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off all my credit cards
Purpose of loan:
This loan will be used to? pay off my credit cards, which some of them have high interest rates.

My financial situation:
I am a good candidate for this loan because? I have always paid the monies I have borrow back and I have a good track record of employment and pay history.

Monthly net income: $ 7,000

Monthly expenses: $
??Housing: $ 400? ???? ???
??Insurance: $ 186
??Car expenses: $ 1000 ?
??Utilities: $ 25
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421031
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$186.14

Auction yield range:	17.23% - 27.00%	Estimated loss impact:	19.57%
Lender servicing fee:	1.00%	Estimated return:	7.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-2004	Debt/Income ratio:	47%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	7 / 5	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	18	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$470	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Swordsman596	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	3 ( 25% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	9 ( 75% )	640-660 (Jun-2008)
Principal balance:	$2,967.99	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Debt free sooner than ever!
Purpose of loan:
This loan will be used to consolidate some high interest multiple payments into something I can manage more easily with my current income.? I intend to use this loan to get all of my debt situated in such a manner that I will be able to get it all paid off much faster than otherwise.

My financial situation:
I currently work in a position where I am very comfortable, secure, and love my job.? The income is not the greatest, but I make more than enough to pay for this loan in addition to my other monthlies, plus I have a promotion coming up within a couple of months that will increase my income by nearly 30 percent.? I have zero late payments in my credit history, and I will not default on this loan.

Monthly net income: $
$1200, and additionally, my vehicle is paid off (no auto payment)

Monthly expenses: $
??Housing: $ 0 - I currently live rent free
??Insurance: $ 90
??Car expenses: $ 0 (other than gasoline)
??Utilities: $ 0
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 290
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421037
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,301	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	credit-student5	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding business office........
Purpose of loan:
This loan will be used to? to help me expand my office space and to buy additional marketing materials.

My financial situation:
I am a good candidate for this loan because? I have very few debts, a prosperous business, and have a very good credit score that demonstrates my responsible borrowing.

Monthly net income: $ 11200

Monthly expenses: $ 3114
??Housing: $ 1400
??Insurance: $
??Car expenses: $ 664
??Utilities: $ 220
??Phone, cable, internet: $ 185
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 45
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421049
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.73%	Starting borrower rate/APR:	23.73% / 27.60%	Starting monthly payment:	$39.09

Auction yield range:	8.23% - 22.73%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1996	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,943	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	brownmoose_com	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	18 ( 100% )	720-740 (Latest)
Principal borrowed:	$6,001.00	< mo. late:	0 ( 0% )	(Mar-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
The safest C you'll find
Greetings!? We will be paying down down debt with the loan proceeds.? As both a lender and borrower, I know how hard it is to find reliable, steady investments.? Please know that I have used Prosper before (http://www.prosper.com/invest/listing.aspx?listingID=1178) and have paid off my loan in full.? Also know that I do not intend to let the loan reach full maturity and plan to pay it off?as fast?as I can.????

Thank you!?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421055
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1992	Debt/Income ratio:	35%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	17 / 13	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	43	Length of status:	5y 11m
Amount delinquent:	$1,076	Revolving credit balance:	$6,232	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	27	Homeownership:	No
Inquiries last 6m:	1
Screen name:	jopeters41	Borrower's state:	Alaska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 86% )	620-640 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	2 ( 14% )	600-620 (May-2008) 660-680 (May-2007) 660-680 (Feb-2007)
Principal balance:	$1,106.53	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
34% Loan needed for IRS taxes
About Us:
My wife and I have been married 16 years and have a daughter that is 8 years old. Purpose of loan:
This loan will used to pay our IRS taxes that we will file on October 15th2009 for our 2008 taxes.I had a had an extra/part-time job last year that put us into another tax bracket, along with not taking out enough taxes

Our financial situation:
We are good candidates for this loan because we have another loan with Prosper that shows that we are creditworthy and you have no worries lending to us.We both have good jobs in the health care industry. We?ve been employed 6 years now at our current company.Our credit was hurt 6-7 years ago from unforeseen circumstances and we are working hard to rebuild our credit history.

Monthly household net income: $ 7500

Monthly household expenses: $ 5680
Housing: $ 1700
Insurance: $ 225
Car expenses: $ 995
Utilities: $ 300
Phone, cable, internet: $ 315
Food, entertainment: $ 1200
Clothing, household expenses: $300
Credit cards and other loans: $ 500
Other expenses: $ 145 (storage)
(Keep in mind items/groceries cost about 20% more in Alaska
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421061
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.13%	Starting borrower rate/APR:	9.13% / 11.23%	Starting monthly payment:	$127.44

Auction yield range:	3.23% - 8.13%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Apr-2004	Debt/Income ratio:	13%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$18,632	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	mvd7679	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	780-800 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	780-800 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Had a baby! Paying off some bills.
Purpose of loan:
This loan will be used to pay off bills and expenses from having our first child. We also would prefer to receive this loan from a social lending network than from a traditional bank.

My financial situation:
I am a good candidate for this loan because my wife and I are hard working professionals in secure jobs. We are committed to getting out of debt completely and take loans very seriously.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421067
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1995	Debt/Income ratio:	19%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,531	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	2
Screen name:	yakult2266	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 92% )	640-660 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 8% )	620-640 (Jul-2009) 640-660 (Jul-2008)
Principal balance:	$4,222.97	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
paying off my debt
Purpose of loan:
This loan will be used to paying off my debt

My financial situation:
I am a good candidate for this loan because i have a stable income and i can able to pay the payment on time.

Monthly net income: $
3300
Monthly expenses: $
??Housing: $ 800 ????
??Insurance: $ 400
??Car expenses: $ 200 ????
??Utilities: $ 150 ????
??Phone, cable, internet: $ 100
??Food, entertainment: $ 600
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421073
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1993	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	22	Length of status:	1y 10m
Amount delinquent:	$302	Revolving credit balance:	$13,236	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	yield-dessert	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to settle any debts that have accrued since being injured at work in late 2008.

My financial situation is very stable.
I am a good candidate for this loan because before I was injured at work, I did not have a single blip on my credit report. No collections, not a single credit card close to the maximum, nothing. The only blip on my credit report is a collection for a medical bill that workman's compensation has already agreed to pay.

Monthly net income: $ 2000.00

Monthly expenses: $ 1350.00
??Housing: $0
??Insurance: $0
??Car expenses: $250
??Utilities: $100
??Phone, cable, internet: $100
??Food, entertainment: $100
??Clothing, household expenses $0
??Credit cards and other loans: $800
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421097
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1990	Debt/Income ratio:	13%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,087	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 4	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Mikeymike801302	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	600-620 (Latest)
Principal borrowed:	$6,001.00	< mo. late:	0 ( 0% )	580-600 (Jul-2008) 580-600 (Jun-2008) 560-580 (Mar-2008) 600-620 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
Paying for School and Credit Cards
Purpose of loan:
Sadly, my last loan request was dead in the water, yet, although my credit grade declined, on paper, my actual credit picture improved.? I have paid-off all bad debt and now just need a little to finish my last semester to score another undergraduate degree, this one in American History.? In December I will graduate and will move to Ohio to start work towards my Ph.D. in American History.

My financial situation:
I am a good candidate for this loan because? I have had a Prosper Loan in the past and it was paid-off early and it was paid on-time.? I am good candidate because if I wanted to improve my credit score?back to the original 750+ I have a few years ago.? I do not have any other bills and I am moving across the street from campus so I do not need a car or new computer system or anything else.? I am renting room at low-cost.? Since it is my goal to score straight A marks, I will be living a vew quiet life, no weekends spending a lot of money.? Also, my income is rock solid and Prosper already has all the documents of my income from the last time I received a loan from prosper.? The $250.00 I have marked below is a?very high estimate.?

Monthly net income: $? My month net income?breaks-down to approximaltey?$3,125.00.? That is tax-free income I receive from an annuity?every December 29th.? If I were to die tomorrow, my estate would still receive it until the year 2022, ensuring anyone who invests in my debt is assured payment, even if I die next month, or until I die.? Which means, if I live to the year 2070, I will still be receiving this income (I plan to live longer that 2070).

Monthly expenses: $?
??Housing: $?? 415.00
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ included
??Phone, cable, internet: $? 99.00 for cell phone
??Food, entertainment:?200.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $?0
??Other expenses: $ 0

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421103
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	32.00%	Starting borrower rate/APR:	33.00% / 35.42%	Starting monthly payment:	$352.89

Auction yield range:	17.23% - 32.00%	Estimated loss impact:	19.88%
Lender servicing fee:	1.00%	Estimated return:	12.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-2003	Debt/Income ratio:	22%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,269	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bewitching-p2ploan	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please Help w/ 1st Commercial Deal
Purpose of loan:
This loan will be used to pay towards the appraisal, building inspection, title search and close to help aid in the purchase our first commercial, monthly cash flow investment building.? This is a biotechnology building which provides life sciences research and development outsourcing services.? It offers various solutions to the biotechnology industry, as well as to academic institutions, government agencies, and pharmaceutical companies worldwide.? It is a 10-year-sale-leaseback, with 2.5% annual increases in rent, starting at a market rate of $18.00 PSF rent, absolute net (NNN), with no landlord responsibilities.? This represents a 9.0% capitalization rate on a 1st year net operating income of $ 579,492.? We also have a commercial lender in place to fund our deal, I just have to cover the appraisal and costs associated with obtaining the building.?? The loan that you lend me can be paid back in full within 30-60 days.

My financial situation:
I am a good candidate for this loan because this loan will help pave the way for the commercial business my fiance and I are starting.? We have the knowledge and the deals waiting-- we just need a little jump start to help get our first deal closed and then the possibilities are endless! Also, my job is very stable, my current salary is $ 41210, which allows me to make my monthly payments on this loan.? I am due for my promotion this November which will increase my salary to $50408. As stated earlier, once we can close on this deal, the plan is to pay off this loan immediately. I am confident and ask that you may feel the same way and be comfortable to lend to me.

Monthly net income: $ 2278

My re-current monthly expenses consist of:
- my portion of rent $ 650
- average payments toward previous credit borrowed $ 275
- payment toward my student loans $ 100
- car insurance $ 78
- cell phone $ 80

Total monthly expenses of bills = $ 1183
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421109
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$906.70

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1976	Debt/Income ratio:	68%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	20 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$121,740	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	brilliant-p2ploan	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Payoffs
Purpose of loan:
Payoff credit card balances mainly from Bank of America. Have NEVER missed any payments yet they continue to raise rates due to "buiness reasons" and that our proportion?of balance to limits on all debt high. We have not increased debt yet as we pay down on cards THEY reduce the limits giving the same "business reasons".
My financial situation:
Although we have been users of credit for years we have always maintianed an execellent credit history, on-time payments, no late fees etc. Have always prided ourselves on meeting our commitments and have always found a way to do so. That appears to not mean anything to the banks anymore. My wife and I?are both civil servants with excellent job stablity. Homeowner for over 30 years with good equity.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421115
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	5 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	7y 10m
Amount delinquent:	$0	Revolving credit balance:	$911	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	MarcCL13	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	600-620 (Latest)
Principal borrowed:	$9,800.00	< mo. late:	0 ( 0% )	700-720 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
2nd Prosper Loan, Grow Business
Purpose of loan:

I am looking for a loan to help grow my existing business. The funds will be used to purchase and upgrade computers, software and inventory for online eCommerce Business. A small portion of the funds will be used to pay of small balances on my credit cards.

My financial situation:

I am coming out of my slow season (because of the economy) and into my busy season. I will triple our my income from Sept. to Dec.

My credit on all three credit bureaus is above 725. I am not sure what new system Prosper is using to rate people but my credit is better than HR. I pay all of my business and personal bills on time. I am never late. I do not have any car payments, and only a small rent, and household bills.

I am a great risk because if you loan me the money you will have it returned to you before the years end. The last time I had a Prosper Loan it was paid off within 4 months.

I make over $100,000 with my business annually and I am looking to grow and already successful business to a new level this winter. Any help would be appreciated.

Thank you

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421127
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.43%	Starting borrower rate/APR:	28.43% / 30.79%	Starting monthly payment:	$207.98

Auction yield range:	11.23% - 27.43%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1998	Debt/Income ratio:	26%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	20 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$26,933	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	courageous-value	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay some debt and cost of wedding
Purpose of loan:
This loan will be used to pay off some debt and help pay some of the cost of our wedding.

My financial situation:
I am a good candidate for this loan because I pay all of my bills on-time. I have a strong job position as a project manager. I never miss a payment.?I do own a home and if it weren't for this housing crisis I'de be able to do a cash-out refi. The current market demand has hindered my ability to do so right now. As the market get's stronger I will be able to repay this loan off with the cash-out refi that I orginally planned.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $?1120
??Insurance: $ 180
??Car expenses: $ 800
??Utilities: $ 200
??Phone, cable, internet: $ 258
??Food, entertainment: $ 560
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421139
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1997	Debt/Income ratio:	88%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	28 / 26	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	11y 7m
Amount delinquent:	$0	Revolving credit balance:	$34,006	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	brianbuyshomes	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	640-660 (May-2009) 640-660 (Jan-2008)
Principal balance:	$4,814.36	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
re
Purpose of loan:
This loan will be used to? rehab a house i own

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 7200

Monthly expenses: $
??Housing: $ 300
??Insurance: $ 100
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 78
??Food, entertainment: $ 100
??Clothing, household expenses $ 123
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 377670
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$477.12

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	17	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$22,781	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	ericblak1947	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Fund Something Creative.
Purpose of loan:
This loan will be used to expand and market my newest artistic creations. I will use the funds to make limited edition prints, large posters, trading cards,?booklet brochures, and press up 2 new self produced animated DVDs that are almost completed.

I will use the rest of the money to make and promote?a new online store. Marketing will include placing ads in?a few low cost?magazines and various print give-aways.

My financial situation:
I am a good candidate for this loan because I have been working hard to build up my credit score and have never had a?late payment for the last 6 years. In fact I always pay?over the amount due. My current?FICO score is low because have high revolving credit amount. I was using my credit cards to finance my business with much success. The extra money I receive will help me speed up the process.?

THE ?NUMBERS DON'T LIE! 0 DELINQUENCIES!

Monthly net income: $
$4500-$5500

Monthly expenses: $
??Housing: $?0
Insurance: $ 0
??Car expenses: $ 0
??Utilities: $?0
??Phone, cable, internet: $?150
??Food, entertainment: $ $50
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1500
??other expenses: $ 200 (business related) (webhosting, art supplies) The Picture Uploaded is one of my New Paintings.

All Questions are welcome!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419954
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.99%	Starting borrower rate/APR:	11.99% / 14.12%	Starting monthly payment:	$116.23

Auction yield range:	4.23% - 10.99%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-2005	Debt/Income ratio:	15%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,389	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	LordBP	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	700-720 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	720-740 (Feb-2008) 720-740 (Jul-2007)
Principal balance:	$727.91	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Paying off high rate credit cards
Purpose of loan:
This loan will be used to pay off several high rate credit cards (15% +).My financial situation:
I have a few high interest credit cards that I would like to pay off with this loan to get a lower rate. I am a good candidate for this loan because I always pay all my bills on time and have a stable job providing plenty of income to repay my loan. Also if needed I have enough money in investments to cover this loan.
Budget:Monthly Pay: $2400 ??? Rent including utilities: $800Cell Phone: $85Car insurance: $100 (Own my car so no car payments)Groceries: $300Dining Out/Entertainment: $200Gas: $100Student Loans: $200Prosper: $120Left for anything else: $490
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420774
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.48%	Starting borrower rate/APR:	12.48% / 14.62%	Starting monthly payment:	$501.66

Auction yield range:	3.23% - 11.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1986	Debt/Income ratio:	32%
Credit score:	860-880 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$18,699	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	durability-miser6	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off some bills
Purpose of loan:
This loan will be use to consolidate my current debt.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time every month. I just want one statement every month. This would make my life run more smoothly .
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420810
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$148.65

Auction yield range:	11.23% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-2004	Debt/Income ratio:	18%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	1 / 1	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$558	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bjwaffa	Borrower's state:	Louisiana	Borrower's group:	Libertarians
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating summer expenses!
Hi, and thanks for taking a minute to consider my loan.? I'm a graduate student at Tulane University and (my small research stipend aside) my student loans are currently my primary source of income until I graduate in May.? As I did not take classes over the summer I did not qualify for summer financial aid, meaning that I've been getting by on some savings and my two credit cards.? Currently I'm seeking a small loan to consolidate the summer's expenses (which included an unforeseen car accident) and float me until my next batch of student loans arrive in September.? As my last semester's loans far exceeded what I actually used, I am not concerned about having enough to cover my living expenses next semester.? I don't consider this a loan; I see it more as a cash advance.? I hate debt and fully intend to pay this back in full when my student loans arrive.? This is a great opportunity for me to borrow the money I need while building my credit, and for lenders to make a return on their investment with minimum risk.? My credit score is currently listed as 692, but it should actually be higher.? My bank has been reporting a credit card I've held for over 10 years as one I've only held for 2 years (when it was reported stolen and reissued); the investigation at my request is pending.? Rest assured that I am a responsible student borrower.? I truly appreciate your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420828
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.58%	Starting borrower rate/APR:	22.58% / 24.85%	Starting monthly payment:	$577.37

Auction yield range:	8.23% - 21.58%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1998	Debt/Income ratio:	Not calculated
Credit score:	820-840 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,691	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bold-bazaar-refresher	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate my existing high interest debts.? Debts to be consolidated include a line of credit and three credit cards.? I'm consolidating in order to eliminate as much interest paid as possible, and to get out of debt more quickly.

My financial situation:
I am a good candidate for this loan because I have a great repayment history,?my credit score is good to excellent, and my other monthly expenses won't have to be altered in order to make the monthly payments on this potential loan, as I already pay approximately $700/month minimum on these existing debts.? I am also due for a promotion and salary increase starting in 2010 with my current company, where my job as an environmental consultant is?quite secure.? Please help me get out from under this debt and simplify the process of repayment with this consolidation loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420876
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.48%	Starting borrower rate/APR:	11.48% / 13.60%	Starting monthly payment:	$164.83

Auction yield range:	3.23% - 10.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	18 / 16	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	40	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$11,150	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Entrepreneur809	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rising Sun
Purpose of loan:
This loan will be used to?
I have a decently running Investment business thru which we are able to meet our office expenses. I would like to improve the working capital by another 10000 usd inorder to get a better income

My financial situation:
Is good and have been responsible payer to all my loans so far. I own a home and this business runs in my home.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420882
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-2001	Debt/Income ratio:	77%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,026	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	azn12luv	Borrower's state:	NewYork	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	640-660 (Mar-2008)
Principal balance:	$1,192.86	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying off debt.
Purpose of loan:
The purpose of this loan is to pay down my debt in medical finances and credit cards.

My financial situation:
I am a good candidate for this loan because I am a college graduate still living at home and have realized my responsibility to start over and better my finances by getting rid of my debt to rebuild my credit for my future. Even though I work in retail I will be responsible by making payments on time because I have very few expenses and knowing how important this loan would be in helping me with my finances. I understand my listing may not seem appealing since my credit score is bad, but I already have one loan from Prosper and all of my payments as of yet have been on time. I'm very responsible when it comes to my payments. I really do hope?everyone can help me out. Thank you for your time and patience.

Monthly net income: $ 475

Monthly expenses: $
??Housing: $ 0
? Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 25
??Clothing, household expenses $ 25
??Credit cards and other loans: $?6,000 to pay off
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420888
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$204.13

Auction yield range:	17.23% - 26.00%	Estimated loss impact:	36.00%
Lender servicing fee:	1.00%	Estimated return:	-10.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1979	Debt/Income ratio:	31%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	4 / 6	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	33	Length of status:	2y 10m
Amount delinquent:	$18,002	Revolving credit balance:	$0	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	29	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	yaya-ruff	Borrower's state:	Minnesota	Borrower's group:	UtopiaLoans.com - Now Over $1 Million in Closed Loans!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 95% )	680-700 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	1 ( 5% )	620-640 (Oct-2007) 540-560 (May-2007)
Principal balance:	$1,825.35	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
pay off credit cards
Purpose of loan:
pay off credit cards,repair motor on van?

My financial situation:?has inproved now that my husband is back to work.after being layed off .
Monthly net income: $ 1600 +husbands 2300

Monthly expenses: $
??Housing: $ 1850
??Insurance: $ 80
??Car expenses: $ 100
??Utilities: $ 300
??Phone, cable, internet: $ 80
??Food, entertainment: $ 450
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420894
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.13%	Starting borrower rate/APR:	9.13% / 12.67%	Starting monthly payment:	$31.86

Auction yield range:	3.23% - 8.13%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jan-2001	Debt/Income ratio:	4%
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	8y 9m
Amount delinquent:	$0	Revolving credit balance:	$22,127	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	OoM	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	8 ( 100% )	800-820 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	820-840 (Dec-2007) 820-840 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
To Reinvest into prosper
I would like to take this money and reinvest into Prosper.?I like to borrow for low and lend it for higher rate.?i am working in software industry. Thank you for looking.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420900
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.48%	Starting monthly payment:	$54.98

Auction yield range:	17.23% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1998	Debt/Income ratio:	21%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,520	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	2
Screen name:	decisive-wealth	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Earnest Money for Home Purchase
Purpose of loan:
This loan will be used as the earnest money needed to purchase a new home.

My financial situation:
I am a good candidate for this loan because I am on time with my bills, have less than $10,000 in dedt not including college loans

Monthly net income: $ 3000.00
Monthly expenses: $
??Housing: $ 500.00
??Insurance: $ 100.00
??Car expenses: $ 400.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420902
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$398.95

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1998	Debt/Income ratio:	32%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$16,789	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	1
Screen name:	golden-platinum	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Training Program
Purpose of loan:
This loan will be used to pay for tuition for a training program in event planning because I am looking to switch careers.

My financial situation:
I am a good candidate for this loan because after having a problem in the past, I have managed to mange my money and debts and have been paying every thing on time with no delinquencies for over a year.

Monthly net income: $ 2300

Monthly expenses: $ 1084
??Housing: $ 0
??Insurance: $0
??Car expenses: $0
??Utilities: $ 80
??Phone, cable, internet: $ 45
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 629
??Other expenses: $ 30
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420906
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1995	Debt/Income ratio:	16%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	23	Length of status:	28y 4m
Amount delinquent:	$15,725	Revolving credit balance:	$17,955	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	1
Screen name:	skeeter67	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	660-680 (Jul-2009) 680-700 (May-2008)
Principal balance:	$1,595.35	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
pay off credit cards
Purpose of loan:
This loan will be used to? pay of cards in 36 months

My financial situation:
I am a good candidate for this loan because? I always pay my bills

Monthly net income: $ 4250????????

Monthly expenses: $
??Housing: $ 350????
??Insurance: $ 100
??Car expenses: $ 471
??Utilities: $ 300
??Phone, cable, internet: $ 300
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 450
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420910
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2001	Debt/Income ratio:	Not calculated
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$27,106	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	cd7	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	620-640 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-640 (Jan-2008)
Principal balance:	$2,900.61	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Medical Bills
Purpose of loan:
This loan will be used to pay off medical bills that insurance would not cover.

My financial situation:
I am a good candidate for this loan because I have never been late on any credit card payments or any other loans that I have had.? I am currently a homeowner with outstanding repayment history.? I am looking for some help to get rid of these medical bills. I currently have a prosper loan in good repayment status.

Monthly net income: $ 4470 (includes spouse income)

Monthly expenses: $ 3525
??Housing: $ 1680
??Insurance:?$0
??Car expenses: $400
??Utilities: $ 250
??Phone, cable, internet: $ 80
??Food, entertainment: $ 400
??Clothing, household expenses $ 150
??Credit cards and other loans: $?700 (includes 4 student loans)
??Other expenses: $180 (Current Prosper Loan)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420912
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1997	Debt/Income ratio:	33%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,200	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	2
Screen name:	affluence-ace	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008)
Principal balance:	$2,321.44	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Medical bills
Purpose of loan:
This loan will be used to?
I have some medical bills I need to pay off.? I had breast cancer right after my son was born?last year and need to get rid of this debt.? I also would like to do some home improvements.
My financial situation:
I am a good candidate for this loan because?
I have a good, steady income and pay my bills on time.? I work as a nurse practitioner in the health care field so I am not affected by the downturn in the economy.? I promise I will take care of this loan just as I have my other prosper loan.
Monthly net income: $
$4900, including my second job which I work 1-2 weekends per month
Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 150
??Car expenses: $ 423
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $?500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420918
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1997	Debt/Income ratio:	24%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$13,374	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	admirable-truth	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a new car for our family
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420922
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1994	Debt/Income ratio:	20%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$32,907	Occupation:	Engineer - Chemical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	102%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ninja884	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Credit Card Debt
Purpose of loan:
This loan will be used to consolidate credit cards into one payment.? Eliminating debt is my goal as i strive towards a debt free lifestyle.

My financial situation:
I am a good candidate for this loan because I have a secure job, a good record for timely payment, own my own home, and am in a professional environment that is in demand

Monthly net income: $ 86000

Monthly expenses: $ 3470
??Housing: $ 2200
??Insurance: $ 120
??Car expenses: $ 100
??Utilities: $ 300
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 500
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420928
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$146.62

Auction yield range:	17.23% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-2002	Debt/Income ratio:	29%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	22	Length of status:	1y 8m
Amount delinquent:	$357	Revolving credit balance:	$3,642	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	sunny-fairness	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting married, need this loan.
Purpose of loan:
This loan will be used to pay for some of the wedding expenses.

My financial situation:
I am a good candidate for this loan because I have a good job. I work as a Respiratory Therapist. I feel that I have a stable career. I have been working for the company for 2 years and they love me there. I also have a second job at a hospice for the time being while i continue to save for my wedding and get ready for married life. My credit was ruined when I was younger, since then I have worked hard to get my credit to look better. Although my credit is not how I want it to look right now, I am determined to make it go up and not down.

Monthly net income: between $3000 to $4200 depending on how many days i work on my second job.

Monthly expenses: $2400 or less
??Housing: $ 0. I live in my parents' paid off house.
??Insurance: $ 85 ???
??Car expenses: $ 450 ????
??Utilities: $ 200
??Phone, cable, internet: $? 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 600 this is my student loan and other credit cards
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420930
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$74.33

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1986	Debt/Income ratio:	13%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	23	Length of status:	3y 10m
Amount delinquent:	$715	Revolving credit balance:	$744	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	KIXX	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refi home@lower %after paying med
Purpose of loan:
This loan will be used to? Refi home to lower rate after paying?off a couple?small amounts on my credit from divorce and medical bills.This will save about
$190.00 mo.My DTI ratio is reflecting a second home payment of $800 mo.paid by renters?through x wife.Without recieving the rent personly It shows me as?liable?for the payments.?Also bringing my credit down.That home is sold and closing next week.It will take weeks or months for this?property sale to change on my credit.I owe very little, and have substantial equity in my home.Nothing on my credit is from careless spending.
I would love to get this refi as low as possible while the rates are so low.

My financial situation:
I am a good candidate for this loan because?I'm responsible, have a good job I love.Own my home and have never been late on a house I reside in.

Monthly net income: $ 2,500

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 107
??Car expenses: $ 350
??Utilities: $ 200
??Phone, cable, internet: $ 85
??Food, entertainment: $ 0 girlfriend pays.
??Clothing, household expenses $
??Credit cards and other loans: $ 75.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420934
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.38%	Starting borrower rate/APR:	12.38% / 14.52%	Starting monthly payment:	$250.47

Auction yield range:	4.23% - 11.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1995	Debt/Income ratio:	5%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,903	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	understanding-dinero	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
wedding loan
Purpose of loan:
This loan will be used to?
costs for my wedding i have saved about saved about 15000 thousand? and i will need about 25000 to take care of all the costs i have good income
i make more thin 4500 net a month my future husband owns his own car dealer but i want to take care of the wedding cost he has his own home paid off hard thing to do this days but even tho whit out him i make good money to pay back my loan i have no expenses no car payment my car is paid off
My financial situation:
i always pay my bills on time i dont owe any debt on my credit cards or anyware? my credit will show that
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420936
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1994	Debt/Income ratio:	27%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	38	Length of status:	0y 5m
Amount delinquent:	$351	Revolving credit balance:	$4,148	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	28	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	exact-moola	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
wedding rings
Purpose of loan:
This loan will be used to?
purchase wedding rings
My financial situation:
I am a good candidate for this loan because?
I?am serious about re-establishing my credit to where it was prior to divorcing my first husband.
Monthly net income: $
4351.92
Monthly expenses: $
??Housing: $ 506.93
??Insurance: $ 125.00
??Car expenses: $ 371.00
??Utilities: $ 200.00
??Phone, cable, internet: $?125.00
??Food, entertainment: $?250.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 150.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420940
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	17.03%	Starting borrower rate/APR:	18.03% / 20.24%	Starting monthly payment:	$361.67

Auction yield range:	6.23% - 17.03%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1981	Debt/Income ratio:	31%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	18 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$169,638	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	margothaliday	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	18 ( 100% )	740-760 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	760-780 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
2nd tm borrower--paying off hi % cc
Purpose of loan:
This loan will be used to pay off a couple of high interest department store cards?

My financial situation:
I am a good candidate for this loan because this is my second propser loan (I paid the first off early) and I have a relatively secure job (and employment contract through 2013) and I'm an Army brat who'd sooner die than renege on a promise!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420948
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$114.57

Auction yield range:	14.23% - 21.00%	Estimated loss impact:	15.64%
Lender servicing fee:	1.00%	Estimated return:	5.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1993	Debt/Income ratio:	18%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	14y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,822	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jamnlife	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	620-640 (Dec-2007)
Principal balance:	$1,100.35	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
to consolidate debt pay for school
Purpose of loan:
This loan will be used to? to consolidate debt and help pay for schooling for my child.

My financial situation: Is good now. I have been at my present job 14.5 years. I have a computer business out of my home for extra income and a part time job for more extra income. My wife also works a part time job.?I filed a chapter 7 bankruptcy in June 2007 for $120,000 in medical bills from my wifes car accident and credit card debt so you know my loan will be repaid since I cant file for bankruptcy for 7 years. My bankruptcy was discharged in Aug. 2007. I also have one prosper loan that has been on time every time.

Monthly net income: $2400+

Monthly expenses: $1600
??Housing: $600 rent
??Insurance: $ 59 car
??Car expenses: $40 gas
??Utilities: $ 130
??Phone, cable, internet: $131
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 65 student loan?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420952
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$1,061.29

Auction yield range:	17.23% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-2001	Debt/Income ratio:	29%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$441	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	1%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	11
Screen name:	orange-safe-cash	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
FAST GROWING BUSINESS MODEL
Purpose of loan:
This loan will be used to? expand a long time, well known business in Modesto, California. Simi's Flowers and Gifts, a local florist of Modesto metropolitan.

My financial situation:
I am a good candidate for this loan because?I've been applying a very successful business method in the Flowers industry for 5 years in Silicon Valley. I'm now applying this method in Modesto.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420954
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1991	Debt/Income ratio:	25%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	32	Length of status:	1y 7m
Amount delinquent:	$121	Revolving credit balance:	$26,899	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$100,000+
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	JeremyDallas	Borrower's state:	Texas	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off My Amex
Purpose of loan:
This loan will be used to pay off my credit card debt.? I'm willing to accept a relatively high interest rate to get my credit cards paid off and start improving my credit score, which will let me refinance my automobiles and mortgage to lower my overall monthly out of pocket.???

My financial situation:
I am a good candidate for this loan because I have a very good income and am already working hard to pay off my credit card debt.? I made nearly $200,000 last year and have made over $118,000 this year, with the expectation of making over 200K by the time the year closes out.? I work for a Fortune 50 company that has nearly 12B in cash and am part of a group within my organization that is adding employees, so my income is about as secure as it can be in this economy.? I'm also located in Texas, one of the areas impacted the least by this recession.

I have paid down my American Express over $8,000 in the past 2 months by focusing all extra income on debt.? I have also improved my credit score over 150 points in the past 12 months by judiciously following a plan recommended by Quicken, my bill pay tool, for paying off my debt in the fastest manner possible.? While reticent to borrow further, I believe this is the best solution for securing my families financial viability moving forward.

Monthly net income: $13,110

Monthly expenses: $8520
??Housing: $2300
??Insurance: $400
??Car expenses: $1100 for cars
? Utilities: $400
??Phone, cable, internet: $120 (internet is covered by my company)
??Food, entertainment: $1000 - This is where we have cut the most spending to tackle credit card debt. ?
??Clothing, household expenses $300
??Credit cards and other loans: $1500
??Other expenses: $4000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420958
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	11 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	20	Length of status:	8y 7m
Amount delinquent:	$0	Revolving credit balance:	$26,558	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	richardopat	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	640-660 (Jun-2008)
Principal balance:	$1,696.23	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Buying Computer Equipment to upgrad
Purpose of loan:
This loan will be used to? help subsidize my business until my receivables from 3M Company who is my main client has paid me. They are net 60 days out on receivables.

My financial situation:
I am a good candidate for this loan because? I am an upstanding businessman with an advertsing account with 3M company a fortune 500 company.

Monthly net income: $ 5500

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 100
??Car expenses: $ 319
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 5000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420964
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$281.26

Auction yield range:	11.23% - 15.00%	Estimated loss impact:	10.34%
Lender servicing fee:	1.00%	Estimated return:	4.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1993	Debt/Income ratio:	31%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$62,275	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	LotusFunds	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	740-760 (Latest)
Principal borrowed:	$22,000.00	< mo. late:	0 ( 0% )	760-780 (May-2007)
Principal balance:	$7,584.54	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Refi 2.5y Prosper Ln. - Never Late
Purpose of loan:

Had prosper loan for last 2.5 years. Just need to get the payment down.
Never late....EVER....
Easy interest for you.
Just extending the time to pay the remaining balanace down and giving you a chance to earn more interest

My financial situation:

Never late, already make this payment every month on time, PROVEN HISTORY WITH PROSPER!!!!?
Credit Rate change is due to me closing?accounts when the "rate jack" happened.
Also my credit lines were cut even though I was current, making open credit ratio take a hit. Really does a dozy on FICO.

Monthly net income:

Primary Employment is $9,000 per month
Secondary [AdjunctUniversity Professor] is $2000 per month
Spouse has income to assist with household?expenses?

Monthly expenses: $
??Housing: $ 2000
??Insurance: $?Heath - Employer paid, Car - $60 [Long time USAA customer], Home - Included
??Car expenses: $?Car Paid For. $100/mo [I?own a Prius - Low Gas Milage]
??Utilities: $ 200
??Phone, cable, internet: $ 80?
??Food, entertainment: $ 500 [Family of? 5]
??Clothing, household expenses $ 300 [Not a significant priority in our lives]
??Credit cards and other loans: $ 1300 [Includes?the old Prosper loan]

Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420966
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$202.16

Auction yield range:	4.23% - 12.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1995	Debt/Income ratio:	20%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	21 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	58	Length of status:	9y 9m
Amount delinquent:	$0	Revolving credit balance:	$45,807	Occupation:	Pilot - Private/Com...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	inspiring-cash4	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start-up organic "grass-fed" dairy
Purpose of loan:Thank you for considering my request for start-up capital for a beginning organic "grass-fed" dairy enterprise at Pasture?s Delights.? We will focus on raising livestock primarily on pasture utilizing organic agronomic principles.? The grazing animals efficiently package the natural resources of these plants into a very nutritious food product for people.?

Currently we are attempting to start-up operations for a dairy herd-share enterprise. Basically this enterprise is a special boarding service for other peoples? dairy cows where we are paid a premium for knowing how to feed their cows a premium healthy diet and package the superior milk safely.?

Milking once a day, initially we anticipate 2-3 hours a day of wages paid.? I have hired 3 part-time employees to take of the daily chores.? We already have 20 committed future customers?awaiting our boarding service to begin.? The?marketing?plan has the capability of finding us many more customers.? The key to this plan is a web-site which is nearly complete.? Blaine Hitzfield, a web designer and ?grass-fed? beef farmer himself (www.sevensons.net), is the person designing our website and is also very familiar with our business enterprise.? 100 customers is break-even point considering fixed and variable costs.? We should be up to 8 cows (100+ shares) by December.

Funds from a Prosper Loan would be used as follows: ?$4,000 cow purchasing fund; ?$1,000 start-up labor costs.? The loan will be repaid back with revenue from monthly boarding fees paid to us from the herd-share owners.? The boarding fee for each share of a cow is $26/month.? With the current list of prospective customers we will have a monthly cash income of $520.? With the financing we fully expect to be able to start the business, serve our customers and grow reasonably quickly to get us in the black as far as cash-flow. ? I?ve got?a $6,000 tractor and hay which I can sell if necessary to repay this loan.? Thank you very much for your consideration of this loan.? Whether loaning to Pasture?s Delights or somewhere else I hope your capital is put to meaningful use.? Have an outstanding day!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420976
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.49%	Starting borrower rate/APR:	26.49% / 28.82%	Starting monthly payment:	$486.63

Auction yield range:	11.23% - 25.49%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1990	Debt/Income ratio:	12%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	17y 0m
Amount delinquent:	$0	Revolving credit balance:	$15,639	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	52%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Gibsound	Borrower's state:	Pennsylvania	Borrower's group:	Pittsburgh / Western Pennsylvania
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	660-680 (Jul-2009) 680-700 (May-2008) 660-680 (Dec-2007) 680-700 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Remodeling investment property.
Purpose of loan. I purchased a HUD foreclosure home to be used as an investment property. This two bedroom home was purchased for $6000.00 cash from personal savings. This house needs repairs and upgrades. I will not be living in this home and it will be used as a rental.

This loan will be used to replace or repair the following.

New siding, doors, and windows $10,000.00
New furnace $2,000.00

Total----------------------------------------$12,000.00

My financial situation.I work full time. I pay my bills. I don't live beyond my means. I am dedicated, and determined to achieving independent financial success.

I am a great candidate for this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420988
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	23.01%	Starting borrower rate/APR:	24.01% / 26.30%	Starting monthly payment:	$980.95

Auction yield range:	8.23% - 23.01%	Estimated loss impact:	6.75%
Lender servicing fee:	1.00%	Estimated return:	16.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-840 (Aug-2009)	Current / open credit lines:	23 / 21	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	43	Length of status:	18y 6m
Amount delinquent:	$0	Revolving credit balance:	$229,543	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	new-capital-workhorse	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Kichen improvements bathroom shower
Purpose of loan: Home Improvements.
This loan will be used to?
Put a shower in our second bathroom with easy access for entry and exit. Also we have a separate area of our house that is attached to our garage which we want to finish improving which would include a kitchen area.? Our two children moved out last year and my wife and I are preparing for when they return with more mouths to feed.
My financial situation:
I am a good candidate for this loan because? We have been running our own business for almost twenty years and have a well established clientele base which just keeps growing.? My wife and I prepare income taxes and do bookkeeping for individuals, partnerships, and corporations.? I also have an investment license which is complements our business model.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420994
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1998	Debt/Income ratio:	37%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$13,304	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	luvboston	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,600.00	< mo. late:	0 ( 0% )	560-580 (Jun-2007)
Principal balance:	$2,650.10	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Moving - Fresh Start
Purpose of Loan:
I recently ended an 8 plus year relationship and will be moving out on my own.? Although I do have some savings I'd like to have a little extra in the bank in case of an emergency.

My financial situation:
Like many young adults I was living well beyond my means for several years ? little did I know that?7 years later and now?30 years old, I would still be paying for my stupid mistakes with a low credit score and high interest rates, which is why I have turned to?Prosper.? I currently have a Prosper loan which has never been late and will be paid in full?next year.? I have been working at the same company for over?5 years (salaried). I am extremely responsible and take my job and life very seriously.

My monthly gross income: $3125
My monthly net income: $2526

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421018
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$215.78

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1993	Debt/Income ratio:	20%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	12y 0m
Amount delinquent:	$0	Revolving credit balance:	$11,005	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	evmeta	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	700-720 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	700-720 (Jun-2008) 700-720 (Apr-2008)
Principal balance:	$1,355.41	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Patent For Invention
Purpose of loan:
This loan will be for the patent of a great product that I have invented.

My financial situation:
I am a good candidate for this loan because I pay my bills on time and if someone borrowed money from me I would want them to do the same.

Monthly net income: $ 3092

Monthly expenses: $ 2506
??Housing: $ 2141
??Insurance: paid for year
??Car expenses: $ 65 prosper loan
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421022
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1991	Debt/Income ratio:	42%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	20y 0m
Amount delinquent:	$0	Revolving credit balance:	$86,076	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	robust-finance	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
car dealership
Purpose of loan:
This loan will be used to? open a?car dealership. The money will be used for working capital and to purchase equipment for servicing customer vehicles.I am already licensed,insured and bonded.I have the building and have done many improvments to the property.The car lot will hold approx.75 vehicles and there is a 4 bay shop attached for service work.This property has a proven positive record of previous car dealerships at this location.??????????????????????????????????????????????????????????????????????????????????

My financial situation:
I am a good candidate for this loan because? I have many years of experience with car sales and service work. I have always paid my bills and work a full time job with the airline which pays my?daily expenses.?????

Monthly net income: $ 6000????

Monthly expenses: $ 3000
??Housing: $?????
??Insurance: $?
??Car expenses: $?
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421052
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.38%	Starting borrower rate/APR:	12.38% / 14.52%	Starting monthly payment:	$267.17

Auction yield range:	4.23% - 11.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-2002	Debt/Income ratio:	8%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,206	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	balance-journey	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BUSINESS LOAN
Purpose of loan:NEED TO BUY NEW MEDICAL EQUIPMENT FOR THE BUSINESS
My financial situation:I HAVE NO DEBTS I HAVE VERY GOOD CREDIT IN THE PAST I HAVE PAID OF MORE THIN $ 100000.00 IN BUSINESS LOANS MY COST EVERY MONTH ARE 1000 RENT 100 CREDIT CARDS 100 PHONE BILL 100 CABLE JUST PAID OFF CAR SO NO CAR PAYMENTS AND ABOUT 700 FOOD
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421058
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1997	Debt/Income ratio:	43%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$6,713	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	enchanted-justice	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Project
Purpose of loan:
This loan will be used to? make home improvements.? I desperately need to remodel the kitchen, including replacing the cabinets (which are deteriorating and coming off the hinges), and make other improvements.? Some will also be used for dental work (crown and possible root canal) and car repairs.

My financial situation:
I am a good candidate for this loan because? I have stable employment.? I am very frugal and careful with my expenses.? I have never defaulted or been late on any bills or payments of any kind.? I just need a little help temporarily.

Monthly net income: $ 2600 (household)

Monthly expenses: $ 2175
??Housing: $ 695
??Insurance: $ 450 (health, auto, & life)
??Car expenses: $ 100 (fuel)
??Utilities: $ 100
??Phone, cable, internet: $ 35
??Food, entertainment: $ 100
??Clothing, household expenses $ 35
??Credit cards and other loans: $ 625
??Other expenses: $ 35
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421064
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1983	Debt/Income ratio:	23%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,940	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	777moverandshaker	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	700-720 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	720-740 (Jul-2009) 640-660 (Sep-2008)
Principal balance:	$5,646.82	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Upgrade kitchen, baths and paint
Purpose of loan:
This loan will be used to?update kitchen cabinetry,?bathroom fixtures and paint for a 3-story, 2000 sq.ft., 5BR/2.5BA brick rowhouse in Reservoir?Hill.? I have been funding the renovations out-of pocket thus far. The project is 80% complete.?

My financial situation:
I am a good candidate for this loan because I pay all of my bills on time every month, including my current Prosper loan.? I have a 720 credit score and have been a homeowner for 39 years.? I don't undrestand why I received the HR rating from Prosper, considering my excelllent payment history. I only had a 680 credit score when I got my first Prosper loan.? Strange, but maybe it is the economy.

I inherited this property from my aunt who passed away. I own it free and clear (no mortgage or liens) and it has an appraised ARV of $125,000.??There is more than enough equity in the property to cover the loan amount.? My daughter?has been rehabbing properties for 16 years and?is managing the project. My bank has approved me for a $50,000 line of credit once the renovations are complete.? They will not finalize the line of credit until the rehab is complete because we have already removed the old cabinetry and bathroom fixtures.? ?

Monthly net income: $ 5850
Monthly expenses: $ 3200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421070
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1992	Debt/Income ratio:	12%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	23	Length of status:	0y 5m
Amount delinquent:	$29,651	Revolving credit balance:	$0	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	systematic-community	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fly to Israel for sister wedding
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I work hard but i have lots of monthly bill's, but my sister is getting married in Israel and i dont have money for air ticket.

Monthly net income: $ 1800????

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421082
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$102.64

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1987	Debt/Income ratio:	7%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$166	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	66%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	27	Homeownership:	No
Inquiries last 6m:	0
Screen name:	starfish7	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MedicalBills
Purpose of loan:
This loan will be used to pay off some outstanding medial bills and to help rebuild my credit. When I separated from my husband two years ago my credit score was barely 500, and I have worked to get it up to 648. This small loan will help even more. Most of the bills are therapy for my daughter, she was abused by her alcoholic dad. If you have ever known a teenager or anyone with depression, you know how sad this situation is?and?seemingly never ends.?However - praise God she is making great progress and so is our family. We will come out of this stronger.

My financial situation:
I am a good candidate for this loan because I have a very stable job in the health care field. These payments are very affordable and will not be missed.

Monthly net income: $ 4398

Monthly expenses: $
??Housing: $ 1600
??Insurance: $ 97.32
??Car expenses: $
??Utilities: $ 60
??Phone, cable, internet: $ 130
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and student loans: $ 254
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421094
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1995	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	15	Length of status:	1y 9m
Amount delinquent:	$854	Revolving credit balance:	$1,564	Occupation:	Other
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	57%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	commerce-harbor	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Completing dream home
Purpose of loan:
This loan will be used to?
add some need fixtures to my new home. replace some windows with broken seals....retile the living room, paint, solar screens, the garage door is broken also. lastly the fence in the back yard needs to be replaced...Meeko, my malteneese can squeeze through the metal fence so i would like a wooden one.
My financial situation:
I am a good candidate for this loan because? i pay all my bills on time and realy appreciate Prosper and its lenders. i would enjoy coming back in the future if need be....as a borrower and possible lender.

Monthly net income: $
7600????????????????
Monthly expenses: $
??Housing: $ 2000
??Insurance: $210?
??Car expenses: $150
??Utilities: $500
??Phone, cable, internet: $150
??Food, entertainment: $100
??Clothing, household expenses $100
??Credit cards and other loans: $75
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421100
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.02%	Starting borrower rate/APR:	14.02% / 16.18%	Starting monthly payment:	$136.75

Auction yield range:	4.23% - 13.02%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2005	Debt/Income ratio:	26%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$97	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	AnGeL_LoVeR	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	8 ( 100% )	720-740 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	720-740 (Jun-2008) 700-720 (Feb-2008) 700-720 (Nov-2007) 700-720 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Please help! One payment needed
About Me
Fist of all I would like to say that this would be my?third loan through prosper and I have paid?both?previous loans off early and completely, although, this loan may take a little more time to?pay off then my prior smaller loans.?

I am currently employed Full Time at a major Laboratory located in Spokane, WA. I have been employed?with this company for over 5 years.??I was out of work for 8 weeks due to breaking my right arm & hand. I was unable to perform my daily tasks due to the type of casting I was given. In the time I was out of work, I had to obtain a few personal / bank loans just to get by due to not having income for that period of time. My Health Insurance plan is a High Deductable ($1,400) through Premera, so with this injury I have ended up reaching my deductable and quite a lot of Medical bills (The Orthopedic Surgeon is NOT cheap).

I am an honest person and pay my bills on time monthly :)

I would really like the chance to pay off?the Doctors and?the personal loans I have?regrettably accumulated?and turn everything into one monthly affordable payment.

I would also like to mention that my 30th birthday is approaching VERY quickly (August 20th) and I would really like to have a little extra money to do something for myself on my big day :)

I do live with my fianc?, although, I am?only using my income stats.?

Monthly income:$2,100 (Using only my income)?
Housing: $ 693 (includes mortgage, tax?and home owners insurance)??
Insurance: $?60 (auto)??
Car expenses: $ 70 (gas and misc. /no car payment)??
Utilities: $?155 (comfort level billing)??
Phone, cable, internet: $?120?
Food, entertainment: $? 200??
Clothing, household expenses $ 150?
Credit / Personal Loans / Health: $?300?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421106
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1977	Debt/Income ratio:	46%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	28 / 25	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	48	Length of status:	33y 10m
Amount delinquent:	$899	Revolving credit balance:	$39,889	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	speedy-income	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
business expenses
Purpose of loan:
This loan will be used to?
business expenses
My financial situation:
I am a good candidate for this loan because?
I always pay my debts
Monthly net income: $
4200
Monthly expenses: $
??Housing: $ 899
??Insurance: $ 273
??Car expenses: $ 250
??Utilities: $ 150
??Phone, cable, internet: $ 160
??Food, entertainment: $ 250
??Clothing, household expenses $ 50
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421130
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1991	Debt/Income ratio:	3%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	6 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Dreamer28	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 25% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	1 ( 25% )	620-640 (May-2008)
Principal balance:	$0.00	1+ mo. late:	2 ( 50% )
Total payments billed:	4
Description
Paying off some bills
Purpose of loan:
This loan will be used to?Pay some bills?get some vital car repairs performed.???

My financial situation:
I am a good candidate for this loan because? I am completely out of debt since 2008. I have been living within my means and my paycheck, but now I am having car trouble, which is my means to get to and from work.

Monthly net income: $
1700
Monthly expenses: $
??Housing: $ 0????
??Insurance: $ 0
??Car expenses: $?120
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $?400.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421136
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$143.70

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2005	Debt/Income ratio:	26%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,154	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	armyprincess68	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt, after divorce
Purpose of loan:
I am currently going through a divorce,? the laywer fees were a bit more then I had expected . I also need? moeny to help pay for my books, as I am going to be a full time student for the fall semester.Before I deploy in late spring next year.

My financial situation:
I am enlisted in the United StatesArmy , untill the year 2013, I maintain good credit and pay my bills on time. I don't have too many bills just laywers fees, and unexpected moving expenses . I need a little help to get back on my feet.

Monthly expenses: $ 3,600
??Housing: $?700
??Insurance: $ 150
??Car expenses: $ 240
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 50????
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 175
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421154
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$119.28

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1995	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	4 / 3	Employment status:	Not employed
Now delinquent:	1	Total credit lines:	14	Length of status:	0y 2m
Amount delinquent:	$38	Revolving credit balance:	$69	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	organized-durability0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying college & a new career
Purpose of loan:
This loan will be used to? To pay for college, books. Iwill be going to a voc. school to get my welding cert.

My financial situation:
I am a good candidate for this loan because? Once i have my welding cert. i will pay the loan back and also be able to help someone just as you have helped me.

Monthly net income: $ 800

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 103
??Car expenses: $ 500
??Utilities: $ 20
??Phone, cable, internet: $ 40
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.